Exhibit 10.31
UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
LON R. GREENBERG
Lon R. Greenberg is Chairman and Chief Executive Officer of UGI Corporation. Mr. Greenberg has an oral compensation arrangement with UGI Corporation which includes the following:
Mr. Greenberg:
1.	is entitled to an annual base salary, which for fiscal year 2009 is $1,067,500;

2.	participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3.	participates in UGI Corporation’s long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, as amended, with annual awards as determined by the Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan and the Supplemental Executive Retirement Plan and Supplemental Savings Plan.

Exhibit 10.31
UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
PETER KELLY
Peter Kelly is Vice President — Finance and Chief Financial Officer of UGI Corporation. Mr. Kelly has an oral compensation arrangement with UGI Corporation which includes the following:
Mr. Kelly:
1.	is entitled to an annual base salary, which for fiscal year 2009 is $426,400;

2.	participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3.	participates in UGI Corporation’s long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, as amended, with annual awards as determined by the Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan and the Supplemental Executive Retirement Plan and Supplemental Savings Plan.

Exhibit 10.31
UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
JOHN L. WALSH
John L. Walsh is President and Chief Operating Officer of UGI Corporation. Mr. Walsh has an oral compensation arrangement with UGI Corporation which includes the following:
Mr. Walsh:
1.	is entitled to an annual base salary, which for fiscal year 2009 is $648,440;

2.	participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3.	participates in UGI Corporation’s long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, as amended, with annual awards as determined by the Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan and the Supplemental Executive Retirement Plan and Supplemental Savings Plan.

Exhibit 10.31
UGI CORPORATION
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
ROBERT H. KNAUSS
Robert H. Knauss is Vice President, General Counsel and Assistant Secretary of UGI Corporation. Mr. Knauss has an oral compensation arrangement with UGI Corporation which includes the following:
Mr. Knauss:
1.	is entitled to an annual base salary, which for fiscal year 2009 is $340,340;

2.	participates in UGI Corporation’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives, which support business plans and strategic goals;

3.	participates in UGI Corporation’s long-term compensation plan, the 2004 Omnibus Equity Compensation Plan, as amended, with annual awards as determined by the Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of UGI Corporation; and

5.	participates in UGI Corporation’s benefit plans, including the Senior Executive Employee Severance Plan and the Supplemental Executive Retirement Plan and Supplemental Savings Plan.